UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 24, 2011
RAND WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	001-31265 (Commission File No.)	84-1035353 (IRS Employer Identification Number)
10715 Red Run Boulevard, Suite 101, Owings Mills, Maryland 21117
(Address of principal executive offices, including zip code)
(410) 581-8080
(Registrant’s telephone number, including area code)
Avatech Solutions, Inc.
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Ex-23.1
Ex-99.1
Ex-99.2

Item 8.01	Other Events.
The Company is filing this Form 8-K to recast, in accordance with SEC guidance, certain information contained in Item 8 (Financial Statements and Supplementary Data) of its Transition Report on Form 10-KT for the transition period from November 1, 2009 to June 30, 2010, which was filed with the SEC on November 15, 2010 (the “Form 10-KT”), in order to conform the presentation of reporting segments contained in the Form 10-KT to the presentation by the Company in its Forms 10-Q for the quarterly periods ended September 30, 2010 and December 31, 2010.
The revised Item 8 (Financial Statements and Supplementary Data) to the Form 10-KT is filed herewith as Exhibit 99.1.
The recasting of the previously issued financial information does not represent a restatement of previously issued financial statements and does not affect the Company’s reported net income, earnings per share, cash flows, operating income or total assets or liabilities for any of the previously reported periods. The recast financial statements filed herewith should be read in conjunction with the Company’s previously filed reports.
Additionally, the Company is filing this Form 8-K to provide the unaudited pro forma condensed combined financial information describing the pro forma effect of the Company’s acquisition of Rand Worldwide, Inc., which was completed on August 17, 2010, on the Company’s unaudited statements of operations for the six month period ended December 31, 2010, which unaudited pro forma condensed combined financial information is filed herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Recast financial statements for the Company’s Transition Report on Form 10-KT for the transition period from November 1, 2009 to June 30, 2010, filed with the SEC on November 15, 2010.
99.2	Unaudited pro forma condensed combined financial information for the six month period ended December 31, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAND WORLDWIDE, INC.
Date: March 24, 2011	By:	/s/ Lawrence Rychlak
Lawrence Rychlak
President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Recast financial statements for the Company’s Transition Report on Form 10-KT for the transition period from November 1, 2009 to June 30, 2010, filed with the SEC on November 15, 2010.
99.2	Unaudited pro forma condensed combined financial information for the six month period ended December 31, 2010.